SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - July 17, 2001
                                                           -------------


                                 PALADYNE CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-22969                    59-3562953
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


     1650A Gum Branch Road, Jacksonville, NC                       28540
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    (Address of principal executive offices)                     (zip code)


       Registrant's telephone number, including area code - (888) 773-3501
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                                       N/A
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         (Former Name or Former Address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

          On July 17, 2001, Paladyne Corp. (the Company) received the letter of resignation of BDO Seidman, LLP announcing that they were resigning as the independent accountants for Paladyne Corp.

          The independent accountants' report on the financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

          The resignation was not recommended or approved by either the Audit Committee or the Board of Directors of the Company.

          There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          The Company has commenced a search to retain a new independent accountant. Upon this new retention, the Company will file a Form 8-K to report upon the retention.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (c)  Exhibits

          16.1 Letter on change in certifying accountant.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PALADYNE CORP.
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                                              (Registrant)


Dated:  July 24, 2001                   By  /s/ Terrence J. Leifheit
                                          --------------------------------------
                                          Terrence J. Leifheit, Chairman and CEO


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